OTC: GBCS

GLOBAL
HEALTHCARE REIT



"Driven by Dividend"

Corporate Presentation

September 2015

Important Cautions Regarding Forward Looking Statements

This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.

No assurances can be given, however, that these events will occur and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

Key Stats (OTC: GBCS)

GLOBAL
HEALTHCARE REIT
OTC: GBCS

Stock Price *(8/31/2015)*	*$1.00*	**Revenue** *(ttm)*	$3.6M
52 Week Low-High	*$0.74-$1.13*	Diluted EPS *(mrq)*	*$(0.01)*
Avg. Daily Vol. *(30 day)*	*11,172*	Cash *(mrq)*	*$1.0M*
Shares Outstanding	*22.3M*	Total Assets *(mrq)*	*$45.8M*
Public Float, est.	*72%*	Total Debt *(mrq)*	*$37.3M*
Insider Holdings	*~17%*	Total Liabilities *(mrq)*	*$38.0M*
Institutional Holdings	*~24%*	Quarterly Dividend	*$0.01*

Market Cap	***$22.3M***
FFO *(mrq)* [1]	***$0.3M***
Founded	*1978*
Reverse Merger	*Sept. 2013*
Employees *(@5/19/2015)*	*3*



GBCS Daily
8/31/15
1.2
1.1
1.0
0.9
0.8
Volume
©BigCharts.com
150
100
50
0
Thousands
Oct Nov Dec 15 Feb Mar Apr May Jun Jul Aug

Dividend Yield
Historical & Outlook [2]



Quarterly cash dividend of $0.01 per share in Q3 & Q4 2015, with plans to double dividend to $0.02 per share in Q1 2016 with further increases thereafter[2]
8.0%
4.0%
2.0%
2.0%
2.0%
2014
2015E
2016E

Data source: S&P Capital IQ
(ttm) – trailing twelve months as of June 30, 2015
(mrq) – most recent quarter as of June 30, 2015
1) See "Use of Non-GAAP Financial Information," in appendix for the definition of Funds from Operations (FFO), a non-GAAP financial metric.

2. Dividend outlook issued & effective only as of August 17, 2015. Based on share price of $1.00 per share on Aug. 13, 2015.

Who We Are

- Global Healthcare REIT owns healthcare properties and leases them to proven facility operators in the senior care industry
- Solid base of revenue-generating assets: **11 senior healthcare facilities** leased to operators across Southwest and South Atlantic, with 1,000+ bed
- Targeting acquisition of skilled nursing homes and assisted living facilities








Goodwill

Trillion Dollar Market Opportunity

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- $1 trillion U.S. Healthcare Real Estate Market[1]
- Target segment of Senior Housing and Skilled Nursing comprises **25% or $250 billion** of the total Healthcare REIT market
- Strong growth in target market segment
- REITs that specialize in health care properties produced total returns of 35.5% last year, (including dividends) making them the second-best performing real estate sector after apartments[2]



Skilled Nursing
10%
Life
Science/Biotech
5%
Senior Housing
(ALF, ILF,
Memory Care)
15%
Outpatient/MOB
39%
Hospitals/LTACHs
31%

Healthcare Real Estate Market Asset Breakdown

U.S. Senior Housing Market Growth: 2005 - 2019E[3]



90
80
70
60
50
40
30
20
10
0
Revenue ($ billion)
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Growth Rate (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Nursing Care Market Growth: 2005 - 2019E[3]



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Revenue ($ billion)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
Growth Rate (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

1) *Stifel Nicolaus, Industry Analysis: Healthcare Real Estate, 2014*
2) *The Wall Street Journal article titled, "Ventas to Spin Off Nursing Facilities Into New REIT"*

3) *Brown Gibbons Lang & Company, senior housing report, April 2014*

Aging Population a Strong Market Driver

Why Senior Healthcare Facilities?

- Demographic *"tidal wave"* heading toward to senior care industry
- Seniors are the fastest growing population in the world[1]
- Affordable Care Act introducing seniors into the market who can now better afford care


Senior Housing Occupancy Rates
Source: NIC MAP
90.5%
90.0%
89.5%
89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Senior Housing
Independent Living
Assisted Living


U.S. Population Growth of Age 65 & 85[2]
(in millions)
85+
65+
6
40
7
55
9
72
14
81
19
89
85+ Age Group Growing at 3x General Population
2010
2020
2030
2040
2050

1) *Aging Population: Seniors are Fastest Growing Population Worldwide*
2) Administration on Aging

Competitive Landscape: Highly Fragmented Industry

GLOBAL HEALTHCARE REIT
OTC: GBCS

Industry Highly Fragmented and Dominated by Small, Private Facilities



Independent Living Companies
20%
25%
75%
Assisted Living Companies
63%
29%
37%
Nursing Facility Companies
15%
22%
78%
Top 10
Top 25
Remaining Market

Source: IBISWorld, Provider Magazine and Barclays Research, as published in Brown Gibbons Lang & Company, senior housing report, April 2014

REIT Industry Trend: Billion Dollar Healthcare REIT Spin-off Healthcare Facilities to be Pure Play

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- In a recent trend, many REITs are pursuing a strategy of simplifying their business models by spinning off units into separate identities and then making acquisitions accretive to earnings
  - **Example:** Ventas, one of the largest owners of health-care properties, plans to spin off 355 SNFs and outpatient facilities into a new REIT, which would have a market value $5 billion+.[1]
- **Demand is rising for SNFs,** as private insurers push patients to use SNFs as an alternative to costly, prolonged hospital stays. As a result, larger companies are buying up SNFs, creating greater consolidation.
  - **Example:** Omega Healthcare Investors bought competitor Aviv REIT for $1.65 billion, creating the largest REIT focused on skilled nursing properties[2]

Sales Transactions of Senior Housing & Nursing Care Facilities



Up 17%
$14.8
$17.4B
2013
2014

Source: The National Investment Center for Seniors Housing & Care

1) Green Street Advisors
2) Wall Street Journal Article "Ventas to Spin Off Nursing Facilities Into New REIT"

Straight-forward Business Model

GLOBAL HEALTHCARE REIT
OTC: GBCS

- We maintain a strategic combination of short- and long-term leases:
  - Short term leases allow us the opportunity to increase rent as the tenant-operator improves facility performance
  - For more stable situations, we sign longer term leases which reduces risk and provides more predicable cash flow
- High demand for product
- Creative financing opportunities
- Fixed, low corporate overhead
- Company plans to make a tax election that would allow it to take advantage of certain tax benefits available to real estate investment trusts

Simple Business Model - Example	
Meadowview Nursing Center	*$ Annualized*
Rent Revenue	$361,000
Debt Service	$208,000
Cash to Company	**$153,000**

Quarterly Dividend Initiated

GLOBAL HEALTHCARE REIT
OTC: GBCS

- We recently paid a third consecutive quarterly dividend
- Dividend is expected to grow over time with increasing rent rates and growth in our healthcare facilities portfolio
- Paid a quarterly cash dividend in the amount of $0.01 per common share for Q1 & Q2 2015, plan to issue dividend of $0.01 per common share for Q3 & Q4 2015[1]
- Subject to GBCS plans to refinance debt and completing the renovation of its ILF facility in Tulsa, OK, the company anticipates doubling its dividend to $0.02 by Q1 2016[1]
- Company anticipates further dividend increases when the higher rent rates on three re-leased properties take effect in July 2016

Dividend Yield

Historical & Outlook[1]



Quarterly cash dividend of $0.01 per share for Q3 & Q4 2015, with plans to double dividend to $0.02 per share in Q1 2016 with further increases thereafter[1]
8.0%
4.0%
2.0%
2.0%
2.0%
2014
2015E
2016E

1. Dividend outlook issued & effective only as of August 13, 2015. Based on share price of $1.00 per share on Aug. 13, 2015.

Asset Acquisition Campaign

GLOBAL HEALTHCARE REIT
OTC: GBCS

- Building a solid base of revenue-generating assets through measured investments in high-quality healthcare facilities leased by experienced operators
- As the company continues its acquisition campaign for healthcare real estate, it anticipates revenue & cash flow to increase while holding G&A costs relatively flat, exclusive of fixed costs, at ~$205,000 per quarter[1,2]
- Current acquisition pipeline includes skilled nursing facility in Ridgeway, South Carolina, with 112-beds
- Targeting several acquisitions per year


ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
DE
DC
MD
CT
RI
MA
VT
NH
ME

● Global Healthcare REIT Property Locations
● Pending acquisition

1) Expectation issued and only effective as of Aug. 17, 2015.
2) Excludes costs related to the Tulsa independent living facility until the renovation is complete and an operator is in place.

2014 Acquisition Highlights

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- **Southern Hills (Tulsa, OK):** $3M bargain purchase gain, $660,000 annual stabilized revenues (from 2 of 3 facilities)

- **MeadowView (Seville, OH):** $3M acquisition to generate $152,000 per year in cash



MeadowView Senior Living Center in Seville, OH

Summary of Property Portfolio & Pending Acquisition

GLOBAL HEALTHCARE REIT
OTC: GBCS

ALF = Assisted Living Facility ***SNF = Skilled Nursing Facility*** ***ILF= Independent Living Facility***

Property Name	Property Count	Facility Type	Beds/Units	Gross Annual Rent	Location	Date Acquired
Middle Georgia	1	SNF	100 beds	$570,000	Eastman, GA	3-15-2013
Warrenton	1	SNF	110 beds	$334,448	Warrenton, GA	12-31-2013
Southern Hills	1	SNF	106 beds	$420,000	Tulsa, OK	2-7-2014
		ILF	86 units	Under renovations		
		ALF	32 beds	$240,000		
Goodwill	1	SNF	172 beds	$734,400	Macon, GA	5-19-2014
Edwards Redeemer	1	SNF	106 beds	$540,000	Oklahoma City, OK	9-16-2014
Golden Years Manor	1	SNF	141 beds	$763,000	Lonoke, AK	9-16-2014
Sparta	1	SNF	71 beds	$237,372	Sparta, GA	9-16-2014
Greene Point	1	SNF	71 beds	$254,220	Union Point, GA	9-16-2014
Meadowview	1	SNF	80 beds	$361,000	Seville, OH	9-30-2014
Total	**9**	**11**	**1,075**	**$4.5 Million**		
Ridgeway (Pending)	1	SNF	112 beds	N/A	Ridgeway, SC	Closing Expected Q3-15

New Long-term Leases to Increase Rental Revenue

- Global signed **three long-term operating leases** for its Greene Pointe, Providence and Warrenton facilities in Georgia, **replacing existing leases** which are set to expire on June 30, 2016.
- The new leases will begin on July 1, 2016, with initial term of 10 years and a renewal option for an additional 10 years.
- In the aggregate, the lease payments will total **$1.6 million annually**, an annual increase of $646,000 from current base rent levels, and will be subject to standard annual escalators.
- After the new leases go into effect, GBCS will evaluate additional increases to the dividend

Three Long-term Leases to Increase Annual Rental Revenue
($ in Millions)


$1.6M
Up $646K
$0.9M
Short-term Leases
Long-term Leases

1. Long-term lease expectation issued & effective only as of August 20, 2015.

Traditional & HUD Refinancing Opportunities to Lower Interest Rates of Facilities

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- Currently HUD refinancing Goodwill, Middle Georgia & Sparta facilities at a long term rate that is expected to be under 4%
- Company expects HUD refinancing to further improve its funds from operations (FFO) by generating **annual interest savings of $394,000**
- GBCS anticipates closing the HUD loans by the end of the year
- Evaluating traditional and HUD refinancing opportunities for other facilities in portfolio



Expectations issued and only effective as of Aug. 17, 2015.

Q2 2015 Financial Highlights

GLOBAL HEALTHCARE REIT
OTC: GBCS

- Rental revenue increased 273% to $1.2M vs. the same year-ago quarter
- Strong quarter-over-quarter growth in rental revenue reflects company's acquisition of six skilled nursing facilities since the year-ago quarter
- Funds from operations (FFO) was $282,000 or $0.01 per share in Q2 2015[1]
- Paid quarterly cash dividend of $0.01 for Q2, marking the company's third consecutive quarterly dividend



Total Asset Growth
($ in millions)
$23.4
$27.9
$39.6
$46.5
$46.3
$45.8
Up 64% Q2-14 vs. Q2-15
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15

1) See "Use of Non-GAAP Financial Information," in appendix for the definition of FFO, a non-GAAP financial metric.

Expert Leadership from Industry Veteran

Christopher F. Brogdon, CEO & President

- Former chairman of Retirement Care Associates (NYSE: RCA)
  - Directed expansion from 3 to 120 facilities
  - Grew annual revenue from $1M to $350M+
  - Sold to Sun Healthcare for $350M+
- As chairman of Contour Medical (NAS: CTMI):
  - Revenues increased sevenfold
  - Stock price climbed from $1 to $12 per share
- As chief acquisition officer of AdCare Health Systems, grew annual revenues from $20M to $350M+ as the company pursued an aggressive expansion plan
- Runs personal portfolio of 55 leased senior living facilities






NEW YORK STOCK EXCHANGE

Company Management & Shareholders Profit Together

GLOBAL HEALTHCARE REIT
OTC: GBCS

- Low, steady overhead allows for increasing marginal returns on cash flow
- Board of directors and CEO **compensated in stock only**

President & CEO Chris Brogdon Compensation Schedule Example	
GBCS Shares Owned (May 8, 2015)	1,022,751
Dividend per Share	$0.01
Quarterly Dividend Received (as total compensation)	**$10,228**

GLOBAL HEALTHCARE REIT. ***DRIVEN BY DIVIDEND***

Key Takeaways

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- Strong healthcare REIT growth industry
- Robust acquisition pipeline and growth potential
- Simple, straight forward business model
- Traditional & HUD refinancing opportunites to further improve FFO
- Replacing several existing short-term leases with long-term leases to increase annual rental revenue
- Paid a regular quarterly cash dividend of $0.01 per common share for the Q2 2015, with plans to grow the dividend as the portfolio grows and rental rates increase
- Expert leadership by industry veteran
- Board & CEO on same side of investors— compensated in only stock & dividends

Dividend Yield

Historical & Outlook [1]



2.0%
4.0%
2.0%
2.0%
8.0%
2014
2015E
2016E

Total Asset Growth

($ in millions)



$23.4
$27.9
$39.6
$46.5
$46.3
$45.8
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15

1. Dividend outlook issued & effective only as of August 17, 2015. Based on share price of $1.00 per share on August 13, 2015.

Contact Us

Company Contact
Christopher Brogdon
President & CEO
404-549-4293
info@gbcsreit.com

Investor Relations Contact
Ron Both
Liolios Group, Inc.
Tel 949-574-3860
gbcs@liolios.com

GLOBAL
HEALTHCARE REIT

Appendix

Note Regarding Non-GAAP Financial Measures

GLOBAL
HEALTHCARE REIT
OTC: GBCS

- Beginning with the reporting of results for the first quarter of 2015, the company began to report the measures of funds from operations (FFO) and FFO per share.
- Funds from Operations (FFO), as defined by the National Association of Real Estate Investment Trusts (NAREIT), and FFO per share are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
- FFO is defined by NAREIT as net income computed in accordance with GAAP, excluding gains or losses from real estate dispositions, real estate depreciation and amortization and impairment charges, and adjustments for unconsolidated partnerships and joint ventures. The Company computes FFO in accordance with NAREIT's definition.